                              Aircastle Advisor LLC
                        c/o Fortress Investment Group LLC
                     1251 Avenue of the Americas, 16th Floor
                            New York, New York 10020

May 3, 2005

Jonathan M. Lang
17 Pequot Drive
Norwalk, Connecticut 06855

Dear Jonathan:

     It is with great pleasure that we extend to you an offer to join Aircastle
Advisor LLC (together with its affiliates, or branch offices thereof, the
"Company" or "Aircastle") on the terms and conditions set forth below.

Title:                 Chief Technology Officer.

Start Date:            As soon as your current employment is terminated, but in
                       no event later than May 23, 2005.

Location:              New York, New York, Stamford, Connecticut or another
                       location specified by the Company.

Compensation:          Your base salary will be paid at the rate of $200,000 per
                       annum, less statutory deductions, payable in accordance
                       with the regular payroll practices of Aircastle. In
                       addition, you are eligible to receive a discretionary
                       annual bonus, but except as provided below in relation to
                       the Guaranteed 2005 Bonus (as defined below) nothing in
                       this letter agreement will entitle you to a bonus
                       payment. For the sake of clarity, you are not entitled to
                       any pro-rata portion of any discretionary bonus if your
                       employment terminates for any reason prior to the payment
                       of any such bonus. Payment of a discretionary bonus in
                       any given fiscal or calendar year does not entitle you to
                       additional compensation or any such bonus in any
                       subsequent year. In order to be eligible for any bonus
                       while employed at Fortress, you must be an active
                       employee at, and not have given or received notice of
                       termination prior to, the time of the bonus payment

                       Aircastle has agreed that you will receive a minimum cash
                       bonus from the Company in respect of the calendar year
                       2005 equal to US$120,000 (your "Guaranteed 2005 Bonus"),
                       less statutory deductions. Your Guaranteed 2005 Bonus
                       will be paid as soon as practicable after performance
                       results in respect of 2005 have been determined, but in
                       no event later than January 31, 2006.

                       In addition, you shall be awarded a grant (the "Grant")
                       of restricted stock in

Employment Officer Letter
Jonathan M. Lang

                       Aircastle Investment Limited with a total cost of
                       $150,000, with a per-share cost determined on the same
                       basis as that of the Fortress-managed funds that invest
                       in Aircastle. The Grant shall vest 1/3 on each of the
                       3rd, 4th and 5th anniversaries of your Start Date.

                       If dividends are paid on the class of restricted stock
                       granted to you, then you would receive dividends on any
                       unvested shares. The Grant will be made pursuant to a
                       restricted stock plan and/or agreement prepared by the
                       Company, which plan and/or agreement will supersede the
                       provisions of this letter which apply to such restricted
                       stock.

Benefits:              Effective your first day of employment you (and your
                       eligible dependents, if any) may at your election be
                       covered under such health insurance plan as covers the
                       Company's employees, subject to applicable exclusions and
                       limitations. You are eligible to participate in all other
                       perquisite and benefit arrangements made available by the
                       Company to employees generally, subject to the terms of
                       such plans or programs. Each such benefit is subject to
                       modification, including elimination, from to time, at the
                       Company's sole discretion.

                       You shall be entitled to vacation of 20 days per year
                       (prorated for 2005) in accordance with the Company's
                       vacation policies applicable to employees, as amended
                       from time to time.

Policies and           You agree to comply fully with all of the Company's
Procedures:            policies and procedures, as amended from time to time,
                       copies of which shall be provided to you or made
                       available to you by electronic means.

"Cause"                For purposes of this letter agreement, "Cause" means (i)
                       your commission of an act of fraud or dishonesty in the
                       course of your employment; (ii) your indictment or
                       entering of a plea of nolo contendere for a crime
                       constituting a felony or in respect of any act of fraud
                       or dishonesty; (iii) your commission of an act which
                       would make you (or the Company, or Fortress Investment
                       Group LLC or any of its affiliates (collectively,
                       "Aircastle Group") subject to being enjoined, suspended,
                       barred or otherwise disciplined for violation of federal
                       or state securities laws, rules or regulations, including
                       a statutory disqualification; (iv) your gross negligence
                       or willful misconduct in connection with your employment
                       by the Company; (v) your commission or omission of any
                       act that would result in or might reasonably be a
                       substantial factor resulting in the termination of any
                       member of the Aircastle Group or any of its affiliates,
                       for cause under any of material management, advisory or
                       similar agreements; (vi) your willful failure to comply
                       with any material policies or procedures of the Company
                       as in effect from time to time provided

Employment Officer Letter
Jonathan M. Lang

                       that you shall have been delivered a copy of such
                       policies or notice that they have been posted on a
                       Company website prior to such compliance failure, and or
                       (vii) your commission of any material breach of any of
                       the provisions or covenants set forth herein, provided,
                       however, that discharge pursuant to this clause (vii)
                       shall not constitute discharge for "Cause" unless you
                       shall have received written notice from the Company
                       stating the nature of such breach and affording you an
                       opportunity to correct the act(s) or omission(s)
                       complained of within ten (10) days of your receipt of
                       such notice.

Employment             You are an at-will employee. This letter is not a
Relationship;          contract of employment for any specific period of time,
Termination;           and your employment may be terminated by you or by the
Termination Payments   Company at any time for any reason or no reason
and Vesting:           whatsoever. Notwithstanding the foregoing, you will give
                       us not less than 30 days notice of your termination of
                       the employment relationship.

                       In the event that you are terminated by the Company,
                       then:

                            (i)  if you are terminated without Cause, then

                                 (a)  any restricted stock granted to you that
                                      is due to vest at the next date on which
                                      any restricted stock would vest if you
                                      were still in the employ of Aircastle
                                      shall vest on the date of your
                                      termination, but any right or interest in
                                      any other unvested restricted stock shall
                                      be forfeit by you (e.g., if you are
                                      terminated without Cause prior to the
                                      third anniversary of your Start Date, then
                                      1/3 of the Grant shall vest upon your
                                      termination without Cause, but the
                                      remaining 2/3 shall not vest and you shall
                                      have no further right or interest in such
                                      restricted stock), and

                                 (b)  if such termination occurs at any time
                                      after your Start Date and prior to the
                                      date on which you have been paid your
                                      Guaranteed 2005 Bonus, you shall be paid
                                      an amount equal to your Guaranteed 2005
                                      Bonus, such amount to be paid within
                                      thirty (30) days of such termination,

                                      in each case, provided you sign a
                                      separation agreement prepared by the
                                      Company which includes a general release
                                      of claims (a "Separation Agreement"), but
                                      you will not be obliged to mitigate your
                                      losses in order to be eligible to receive
                                      such vesting or payment.

                            (ii) if you are terminated for Cause, you shall
                                 forfeit and have no further right or interest
                                 in any then-unvested restricted stock and

Employment Officer Letter
Jonathan M. Lang

                                 no termination payments shall be made by the
                                 Company.

                       If you resign from the company or if you are terminated
                       following your death or disability, then the provisions
                       of clause (ii) above shall apply.

                       The Company shall be entitled, in connection with its
                       investment structuring, tax planning, business
                       organization or other reasons, to terminate your
                       employment in connection with an invitation from an
                       affiliate of or branch office of the Company to accept
                       employment with such affiliate or branch office, in which
                       case the terms and conditions hereof shall apply to your
                       employment relationship with such entity, mutatis
                       mutandis, and in each case where the term "Company" or
                       "Aircastle" is used in this letter agreement it shall
                       include a reference to such affiliate or branch office.
                       For the sake of clarity, any termination of your
                       employment by the Company under circumstances in which
                       you are not offered employment with an affiliate or
                       branch office of the Company on the terms and conditions
                       hereof as described in the preceding sentence shall be a
                       termination without Cause.

                       If your employment with the Company terminates for any
                       reason or for no reason, you hereby agree that you shall
                       immediately resign from all positions (including, without
                       limitation, any management, officer or director position)
                       that you hold on the date of such termination with the
                       Company, or any of the their respective affiliates, or
                       with any entity in which the Company or any of its
                       affiliates has made any investment. You hereby agree to
                       execute and deliver such documentation reasonably
                       required by the Company as may be necessary or
                       appropriate to enable the Company, any of the Company's
                       affiliates or any entity in which the Company or any of
                       its affiliates has made an investment to effectuate such
                       resignation, and in any case, your execution of this
                       letter agreement shall be deemed the grant by you to the
                       officers of the Company of a limited power of attorney to
                       sign in your name and on your behalf such documentation
                       solely for the limited purposes of effectuating such
                       resignation.

Set-Off; Etc:          You hereby acknowledge and agree, without limiting the
                       rights of the Company otherwise available at law or in
                       equity, that, to the extent permitted by law, any or all
                       amounts or other consideration payable to you hereunder
                       or any other agreement with the Company (including any of
                       its affiliates), may be set-off against any or all
                       amounts or other consideration payable by you to the
                       Company under this letter agreement or to the Company or
                       any of its affiliates under any other agreement between
                       you and the Company or any of its affiliates, including,
                       without limitation, any obligation resulting from your
                       breach of the terms hereof.

Employment Officer Letter
Jonathan M. Lang

Your                   You represent that:
Representations:
                            (i)   on your first day of employment with Aircastle
                                  you will be free to be employed hereunder
                                  without any contractual restrictions, express
                                  or implied, with respect to any of your prior
                                  employer(s).

                            (ii)  you have not taken or otherwise
                                  misappropriated and you do not have in your
                                  possession or control any confidential or
                                  proprietary information belonging to any of
                                  your prior employer(s) or connected with or
                                  derived from your services to prior
                                  employer(s), and you have returned to all
                                  prior employers any and all such confidential
                                  or proprietary information.

                            (iii) the Company and the Aircastle Group have
                                  informed you that you are not to use or cause
                                  the use of such confidential or proprietary
                                  information in any manner whatsoever in
                                  connection with your employment by the Company
                                  or any affiliate, and that you have agreed and
                                  hereby do agree that you will not use any such
                                  confidential or proprietary information.

                            (iv)  you have agreed and hereby do agree to keep
                                  the terms of this letter agreement
                                  confidential and not to disclose any of the
                                  terms or conditions hereof to any other
                                  person, including any employee of the Company
                                  or the Aircastle Group, except your immediate
                                  family, attorney or accountant or, upon the
                                  advice of counsel after notice to the Company,
                                  as may be required by law or as may be
                                  required in order to enforce or defend against
                                  the enforcement of this letter agreement.

Restrictive                 (i)   You shall not, directly or indirectly, without
Covenants:                        the prior written consent of the Company,
                                  provide consultative services to, own, manage,
                                  operate, join, control, participate in, be
                                  engaged in, be employed by or be connected
                                  with, any business, individual, partner, firm,
                                  corporation or other entity, including without
                                  limitation any business, individual, partner,
                                  firm, corporation, or other entity that
                                  directly or indirectly competes with (any such
                                  action, individually, and in the aggregate, to
                                  "compete with"), the Company or any member of
                                  the Aircastle Group, at any time during your
                                  employment with the Company. In the case where
                                  your employment with the Company is terminated
                                  by you for any

Employment Officer Letter
Jonathan M. Lang

                                  reason (other than following a breach of this
                                  letter agreement by the Company) or by the
                                  Company for Cause, such restrictions shall
                                  apply for six (6) months after the effective
                                  date of such termination solely as to any
                                  aircraft leasing, marketing, advisory and/or
                                  finance business managed by the Company or any
                                  member of the Aircastle Group. Notwithstanding
                                  anything else herein, the mere "beneficial
                                  ownership" by you, either individually or as a
                                  member of a "group" (as such terms are used in
                                  Rule 13(d) issued under the Securities
                                  Exchange Act of 1934) of not more than 5% of
                                  the voting stock of any public company shall
                                  not be deemed in violation of this letter
                                  agreement. These restrictions shall not apply
                                  following the termination of your employment
                                  if the Company terminates your employment
                                  without Cause.

                            (ii)  You shall keep secret and retain in strictest
                                  confidence, and shall not use for your benefit
                                  or the benefit of others, except in connection
                                  with the business and affairs of the Company
                                  (which, for purposes of and in each instance
                                  used in this paragraph and the next paragraph,
                                  shall include the Aircastle Group (including
                                  (i) any fund managed by any member of the
                                  Aircastle Group or any affiliate thereof
                                  during or prior to the period of your
                                  employment with the Company and (ii) the
                                  Company's other affiliates, including, without
                                  limitation, portfolio investments of the
                                  private equity business of any member of the
                                  Aircastle Group)), all confidential
                                  information of and confidential matters
                                  (whether made available to you in written,
                                  electronic form or orally) relating to (a) the
                                  Company's business and the Company (including,
                                  without limitation, the actual investments of
                                  the Company, the contemplated investments of
                                  the Company, the financial performance of the
                                  Company or any fund managed by a member of the
                                  Aircastle Group or of any investment thereof,
                                  and the identity of the equity investors in
                                  the Company or in any of the funds or
                                  businesses of which any member of the
                                  Aircastle Group manages), (b) all corporations
                                  or other business organizations in which the
                                  Company has or has had an investment and (c)
                                  third parties, learned by you heretofore or
                                  hereafter directly or indirectly in connection
                                  with your employment (the "Confidential
                                  Company Information"). In consideration of,
                                  and as a condition to, continued access to
                                  Confidential Company Information, and without
                                  prejudice to or limitation on any other
                                  confidentiality obligation imposed by
                                  agreement or law, you hereby undertake to use
                                  and protect Confidential Company Information
                                  in accordance

Employment Officer Letter
Jonathan M. Lang

                                  with restrictions placed on its use or
                                  disclosure. Without limiting the foregoing,
                                  you shall not disclose Confidential Company
                                  Information to anyone outside of the Company
                                  except with the Company's express written
                                  consent. The foregoing restrictions shall not
                                  apply to Confidential Company Information
                                  which (1) is at the time of receipt or
                                  thereafter becomes publicly known other than a
                                  result of your having breached this letter
                                  agreement, (2) is received by you from a third
                                  party not under an obligation to any person to
                                  keep such information confidential or (3) is
                                  required to be disclosed by law, rule,
                                  regulation or order, subject to your use of
                                  your reasonable best efforts to obtain (and to
                                  cooperate with the Company's efforts to
                                  obtain) judicial approval for such information
                                  to be disclosed under seal or subject to other
                                  confidentiality orders. All memoranda, notes,
                                  lists, records, property and any other
                                  tangible product and documents (and all copies
                                  and excerpts thereof), whether visually
                                  perceptible, machine-readable or otherwise,
                                  made, produced or compiled by you or made
                                  available to you concerning the business of
                                  the Company, (i) shall at all times be the
                                  property of the Company and shall be delivered
                                  to the Company at any time upon its request,
                                  and (ii) upon your termination of employment,
                                  shall be immediately returned to the Company.
                                  The foregoing shall not limit any other
                                  confidentiality obligations imposed by
                                  agreement or by law.

                            (iii) From the date hereof through the end of the
                                  one-year period commencing with the
                                  termination of your employment with the
                                  Company, you shall not, without the Company's
                                  prior written consent, directly or indirectly,
                                  (a) solicit or encourage to leave the
                                  employment or other service of the Company or
                                  any of its affiliates any employee or
                                  independent contractor thereof or (b) hire (on
                                  behalf of yourself or any other person or
                                  entity) any employee or independent contractor
                                  who has left the employment or other service
                                  of the Company or any of its affiliates within
                                  the one-year period which follows the
                                  termination of such employee's or independent
                                  contractor's employment or other service with
                                  the Company or any such affiliate.

                            (iv)  Any works of authorship, databases,
                                  discoveries, developments, improvements,
                                  computer programs, or other intellectual
                                  property, etc. ("Works") that you make or
                                  conceive, or have made or conceived, solely or
                                  jointly, during the period of your employment
                                  with the Company, whether or not patentable or
                                  registerable under

Employment Officer Letter
Jonathan M. Lang

                                  copyright, trademark or similar statutes,
                                  which either (i) are related to or useful in
                                  the current or anticipated business or
                                  activities of the Company or any member of the
                                  Aircastle Group (which includes any
                                  quantitative fund or portfolio or global macro
                                  fund managed by any affiliate of the Company);
                                  (ii) fall within your responsibilities as
                                  employed by the Company; or (iii) are
                                  otherwise developed by you through the use of
                                  the Company's confidential information,
                                  equipment, software, or other facilities or
                                  resources or at times during which you are or
                                  have been an employee constitute "work for
                                  hire" under the United States Copyright Act,
                                  as amended. If for any reason any portion of
                                  the Works shall be deemed not to be a "work
                                  for hire", then you hereby assign to the
                                  Company all rights, title and interest therein
                                  and shall cooperate to establish the Company's
                                  ownership rights, including the execution of
                                  all documents necessary to establish the
                                  Company's exclusive ownership rights.

                            (v)   Any breach by you of any of the provisions of
                                  the foregoing clauses (i), (ii), (iii) or (iv)
                                  (the "Restrictive Covenants") shall entitle
                                  the Company (including each of its affiliates)
                                  to cease making any payments to you under any
                                  agreement, including this letter agreement,
                                  pursuant to which you are entitled to monies
                                  from the Company or any member of the
                                  Aircastle Group. In addition, you acknowledge
                                  and agree that any breach by you of the
                                  Restrictive Covenants would result in
                                  irreparable injury and damage for which money
                                  damages would not provide an adequate remedy.
                                  Therefore, if you breach, or threaten to
                                  commit a breach of, any of the provisions of
                                  the Restricted Covenants, the Company shall
                                  have the right and remedy, in addition to, and
                                  not in lieu of, any other rights and remedies
                                  available to the Company under law or in
                                  equity (including, without limitation, the
                                  recovery of damages), to have the Restrictive
                                  Covenants specifically enforced (without
                                  posting bond and without the need to prove
                                  damages) by any court having equity
                                  jurisdiction, including, without limitation,
                                  the right to an entry against you of
                                  restraining orders and injunctions
                                  (preliminary, mandatory, temporary and
                                  permanent) against violations, threatened or
                                  actual, and whether or not then continuing, of
                                  the Restrictive Covenants. You acknowledge and
                                  agree that the Restrictive Covenants are
                                  reasonable in geographical and temporal scope
                                  and in all other respects. If it is determined
                                  that any of the Restrictive Covenants, or any
                                  part thereof, is invalid or unenforceable, the
                                  remainder of

Employment Officer Letter
Jonathan M. Lang

                                  the Restrictive Covenants shall not thereby be
                                  affected and shall be given full effect,
                                  without regard to the invalid portions. If any
                                  court or other decision-maker of competent
                                  jurisdiction determines that any provision of
                                  the Restrictive Covenants, or any part
                                  thereof, is unenforceable because of the
                                  duration or geographical scope of such
                                  provision, then, after such determination has
                                  become final and unappealable, the duration or
                                  scope of such provision, as the case may be,
                                  shall be reduced so that such provision
                                  becomes enforceable and, in its reduced form,
                                  such provision shall then be enforceable and
                                  shall be enforced.

                       Notwithstanding anything in this letter agreement to the
                       contrary, the provisions of the foregoing clauses (i)
                       through (iv), inclusive, shall survive any termination of
                       this letter agreement and any termination of your
                       employment.

Entire Agreement:      This letter agreement contains the entire agreement
                       between the parties with respect to the subject matter
                       hereof and supersedes all prior agreements, written or
                       oral, with respect thereto. Without limiting any of the
                       foregoing, any prior offer letter is hereby superseded in
                       its entirety. YOU REPRESENT THAT IN EXECUTING THIS LETTER
                       AGREEMENT YOU HAVE NOT RELIED UPON ANY REPRESENTATION OR
                       STATEMENT NOT SET FORTH HEREIN. Without limiting the
                       foregoing, you represent that you understand that you
                       shall not be entitled to any equity interest, profits
                       interest or other interest in the Company (including any
                       of its affiliates, including any fund or other business
                       managed by any of them) except as set forth in a writing
                       signed by the Company. The Company's affiliates are
                       intended beneficiaries under this letter agreement

Governing Law;         This letter agreement shall be governed by and construed
Dispute Resolution;    in accordance with the laws of the State of New York
Jurisdiction:          without regard to the principles of conflicts of law
                       thereof.

                       Without prejudice to our or your right to terminate your
                       employment relationship under "Employment Relationship"
                       above, if a dispute of whatever nature arises between us,
                       then notice thereof will be sent by one party to the
                       other and if the dispute cannot be settled through
                       negotiation, you and we mutually agree first to try in
                       good faith to settle the dispute by mediation
                       administered by the American Arbitration Association. If
                       a mutually satisfactory settlement is not reached within
                       45-days following notice of the dispute, then such
                       dispute shall be settled by binding arbitration
                       administered by the American Arbitration Association
                       under its National Rules for the Resolution of Employment
                       Disputes and judgment upon the

Employment Officer Letter
Jonathan M. Lang

                       award rendered by the arbitrator shall be final and may
                       be entered in any court having jurisdiction thereof. Any
                       demand for arbitration shall be made within a reasonable
                       time after the matter in question has arisen but in no
                       event shall it be made after the date when institution of
                       legal proceedings based on such matter would be barred by
                       any statute of limitations. The prevailing party in any
                       such arbitration proceeding shall not be entitled to any
                       award of attorneys' fees or costs.

                       The foregoing mediation and arbitration provisions will
                       not cover workers' compensation or unemployment
                       compensation claims, claims involving Company-sponsored
                       benefit plans which provide their own claims procedures
                       and claims for injunctive or other equitable relief by
                       the Company in relation to the Restrictive Covenants. In
                       any proceedings involving such matters, no counter-claims
                       shall be brought for matters which would otherwise be
                       covered by the above mediation and arbitration
                       provisions.

                       THE PARTIES AGREE THAT EXCLUSIVE JURISDICTION WILL BE IN
                       A COURT OF COMPETENT JURISDICTION IN THE CITY OF NEW YORK
                       AND HEREBY WAIVE OBJECTION TO THE JURISDICTION OR TO THE
                       LAYING OF VENUE IN ANY SUCH COURT.

                                     * * * *

We look forward to a successful employment relationship with you. If the foregoing terms of employment are acceptable, please so indicate by signing in the space provided below and returning to us an executed copy of this letter agreement on or prior to May 4, 2005, the date on which the offer of employment set out in this letter agreement shall expire if not so accepted by you.

Very truly yours,

AIRCASTLE ADVISOR LLC

By: /s/ Joseph P. Adams, Jr.
    ---------------------------------

Accepted and agreed to, this 6th day of May, 2005:

/s/ Jonathan M. Lang
-------------------------------------
Jonathan M. Lang